UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 16, 2023

Direct Digital Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41261	87-2306185
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1177 West Loop South, Suite 1310 Houston, Texas	77027
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (832) 402-1051

1233 West Loop South, Suite 1170

Houston, Texas 77027

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.001 per share	DRCT	The Nasdaq Stock Market LLC
Warrants to purchase Class A common stock	DRCTW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (the “Exchange Act”) (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officer; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 16, 2023, the Board of Directors (the “Board”) of Direct Digital Holdings, Inc. (the “Company”) appointed Mistelle Locke to its Board and increased the size of its Board from four (4) to five (5) directors in connection with her appointment. The appointment was made based upon the recommendation of the Nominating and Corporate Governance Committee of the Board. Ms. Locke will serve as the Chair of the Board’s Compensation Committee and as a member of the Board’s Audit Committee and Nominating and Corporate Governance Committee.

Ms. Locke shall be entitled to annual cash compensation in accordance with the Company’s director compensation program as set forth in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 31, 2022 prorated for the portion of the year remaining.

There are no arrangements or understandings between Ms. Locke and any other person pursuant to which he was selected to serve on the Board. There are no transactions in which the Company or any of its subsidiaries is a party and in which Ms. Locke has a material interest subject to disclosure under Item 404(a) of Regulation S-K.

On January 18, 2023, the Company issued a press release announcing the appointment of Ms. Locke to the Board as a director. A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated into this Item 5.02 by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued on January 18, 2023
104	The Cover Page from this Current Report on Form 8-K, Formatted in Inline XBRL

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

January 18, 2023 (Date)	Direct Digital Holdings, Inc. (Registrant)

/s/ Susan Echard
Susan Echard
Chief Financial Officer and Corporate Secretary